UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Transocean Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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IMPORTANT
ANNUAL GENERAL MEETING IS SCHEDULED
FOR MAY 13, 2011

April 25, 2011

Dear Shareholder:

        We previously mailed you proxy material relating to our Annual General Meeting. If you have not had a chance to vote, please submit your vote as soon as possible. Time is of the essence and your vote is extremely important regardless of the number of ordinary shares that you own. We have provided you with another proxy card and return envelope for your convenience.

        For the reasons set forth in the definitive proxy statement dated April 1, 2011 your Board of Directors unanimously recommends that you vote "FOR" Proposals 1 through 11 and "1 YEAR" on Proposal 12. We respectfully request that you vote your shares at your earliest convenience. If you need to review the material once again, it is available at http://www.deepwater.com/proxymaterials.cfm.

        If you have any questions or need assistance, please call D.F. King & Co., Inc. at (800) 967-7921 for calls originating in the United States or 1(718) 559-4086 for calls originating outside of the United States.

        Thank you for your cooperation and continued support.

Sincerely,

Gregory S. Panagos Vice President Investor Relations and Communication

IMPORTANT
ANNUAL GENERAL MEETING IS SCHEDULED
FOR MAY 13, 2011
PLEASE INSTRUCT YOUR BROKER TO VOTE TODAY!

April 25, 2011

Dear Sir / Madam:

        We previously mailed you proxy material relating to our Annual General Meeting. If you have not had a chance to instruct your broker to vote, please submit your instructions to vote as soon as possible. Time is of the essence and your vote is extremely important regardless of the number of ordinary shares that you own. Please instruct your broker how to vote your shares today to avoid additional solicitation costs.

        Please use one of the following methods to promptly provide voting instructions to your broker:

1.	Instruct your broker by Internet: Go to the website www.proxyvote.com. Have your 12-digit control number listed on the instruction form ready and follow the online instructions. The 12-digit control number is located in the rectangular box on the right side of your voting instruction form.
2.	Instruct your broker by Telephone: Call toll-free (800) 454-8683. Have your 12-digit control number listed on the instruction form ready and follow the simple instructions.
3.	Instruct your broker by Mail: Sign, date and return your instruction form in the postage-paid return envelope provided.

        For the reasons set forth in the definitive proxy statement dated April 1, 2011 your Board of Directors unanimously recommends that you instruct your broker to vote "FOR" Proposals 1 through 11 and "1 YEAR" on Proposal 12. We respectfully request that you vote your shares at your earliest convenience. If you need to review the material once again, it is available at http://www.deepwater.com/proxymaterials.cfm.

        If you have any questions or need assistance, please call D.F. King & Co., Inc. at (800) 967-7921 for calls originating in the United States or 1(718) 559-4086 for calls originating outside of the United States.

        Thank you for your cooperation and continued support.

Sincerely,

Gregory S. Panagos Vice President Investor Relations and Communication